     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 1999


                                                      REGISTRATION NO. 333-66089
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                            NORWEST FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       IOWA                                             42-1186565
           (STATE OR OTHER JURISDICTION                              (I.R.S. EMPLOYER
         OF INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

                               206 EIGHTH STREET
                             DES MOINES, IOWA 50309
                                 (515) 293-2131
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             STEVE R. WAGNER, ESQ.
                               206 EIGHTH STREET
                             DES MOINES, IOWA 50309
                                 (515) 243-2131
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

                            CHARLES N. BURGER, ESQ.
                       ORRICK, HERRINGTON & SUTCLIFFE LLP
                                666 FIFTH AVENUE
                            NEW YORK, NEW YORK 10103
                                 (212) 506-5000
                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this form is filed to register additional securities pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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


     This Amendment No. 3 to Norwest Financial, Inc.'s Registration Statement on Form S-3 is being filed solely for the purpose of filing exhibit 23(b).

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The expenses in connection with the issuance and distribution of the securities covered hereby, other than the underwriting discount, are, subject to further contingencies, estimated to be as follows:

Registration Statement Filing Fee...........................  $  556,000
Printing and Engraving*.....................................     150,000
Blue Sky Expenses*..........................................     100,000
Rating Agency Fees*.........................................     700,000
Accounting Fees*............................................     100,000
Legal Fees and Expenses*....................................      40,000
Trustee Fees*...............................................     300,000
Miscellaneous*..............................................      54,000
                                                              ----------
          Total.............................................  $2,000,000
                                                              ==========

-------------------------
* Estimated.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Sections 490.850 through 490.858 of the Iowa Business Corporations Act, and
Article X of the Company's By-Laws permit the indemnification of certain persons, including directors and officers of the Company, under certain circumstances.

     The Company's By-Laws provide that the Company shall indemnify any person who was or is a party or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action or suit by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company , a member of any committee of the Board of Directors, or a fiduciary of an employee benefit plan of the Company or its affiliated companies (provided such fiduciary is or was simultaneously a director, officer or employee of the Company), or any director, officer or employee of the Company who is or was serving at the request of the Company as a director or officer or equivalent official of another company, partnership, joint venture, trust, association or other enterprise or organization, against all expenses of whatever nature, including (but not limited to) counsel fees and disbursements, judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, also had no reasonable cause to believe his conduct was unlawful.

     The Company's By-Laws also provide that the Company shall indemnify any person (or his heirs, executors of administrators) who was or is involved or is threatened to be involved as a party or otherwise to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgement in its favor by reason of the fact that he is or was a director or officer of the Company, a member of any committee of the Board of Directors, or a fiduciary of an employee benefit plan of the Company or its affiliated companies (provided such fiduciary is or was simultaneously a director, officer or employee of the Company), or any director, officer or employee of the Company who is or was serving at the request of the Company as a director or officer or equivalent official of another corporation, partnership, joint venture, trust, association or other enterprise or organization, against all expenses of whatever nature, including (but not limited to) counsel fees and disbursements, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company, and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstance of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     Wells Fargo & Company maintains policies of insurance under which directors and officers of the Company are insured, subject to certain specific exclusions and deductible maximum amounts, against loss arising from any civil claim which may be made against them, or any of them, arising out of any misstatement, misleading statement, omission or other act done or alleged to have been done, or wrongfully attempted, while acting in their representative capacities.

     Any agreement with underwriters or agents may contain provisions providing for the indemnification of the Company and certain of its directors and officers in certain circumstances.

ITEM 16.  EXHIBITS.

EXHIBIT
  NO.                             DESCRIPTION OF EXHIBIT
-------                           ----------------------
 1.1      --   Form of Underwriting Agreement filed as Exhibit 1.1 to the
               Company's Registration Statement on Form S-3 (Commission
               File No. 33-37598) is hereby incorporated by reference.
 1.2      --   Form of Distribution Agreement filed as Exhibit 1 to the
               Company's Form 8-K Current Report dated November 8, 1994 is hereby incorporated by reference.
 3(a)     --   Articles of Incorporation of the Company filed as Exhibit
               (3)(a) to the Company's Annual Report on Form 10-K for the
               year ended December 31, 1983 is hereby incorporated by
               reference.
 3(b)     --   By-Laws of the Company filed as Exhibit (3)(b) to the
               Company's Annual Report on Form 10-K for the year ended
               December 31, 1983 is hereby incorporated by reference.
 4(a)     --   Norwest Financial, Inc. Standard Multiple-Series Indenture
               Provisions dated May 1, 1986 filed as Exhibit 4(a) to the
               Company's Registration Statement on Form S-3 (Commission
               File No. 33-5392) is hereby incorporated by reference.
          --   Conformed Copy of Indenture dated as of May 1, 1986 between
4(b)(1)        the Company and The Chase Manhattan Bank (National
               Association), as Trustee, relating to the Senior Securities filed as Exhibit 4(o) to the Company's Form 10-K Annual
               Report for the year ended December 31, 1986 is hereby
               incorporated herein by reference.
          --   Conformed copy of First Supplemental Indenture dated as of
4(b)(2)        February 15, 1991 between the Company and The Chase
               Manhattan Bank (National Association), as Trustee, relating to the Senior Securities filed as Exhibit 4.3 to the
               Company's Form 8-K Current Report dated February 25, 1991 is hereby incorporated by reference.

EXHIBIT
  NO.                             DESCRIPTION OF EXHIBIT
-------                           ----------------------
          --   Conformed copy of Indenture dated as of May 1, 1986 between
4(c)(1)        the Company and Harris Trust and Savings Bank, as Trustee,
               with respect to the Senior Subordinated Securities filed as
               Exhibit 4(p) to the Company's Form 10-K Annual Report for
               the year ended December 31, 1986 is hereby incorporated
               herein by reference.
          --   Conformed copy of First Supplemental Indenture dated as of
4(c)(2)        February 15, 1991 between the Company and Harris Trust and
               Savings Bank, as Trustee, relating to the Senior
               Subordinated Securities filed as Exhibit 4.4 to the
               Company's Form 8-K Current Report dated February 25, 1991 is hereby incorporated by reference.
          --   Form of Senior Note with Optional Redemption Provisions
4(d)(1)        filed as Exhibit 4(d)(1) to the Company's Registration
               Statement on Form S-3 (Commission File No. 33-5392) is
               hereby incorporated by reference.
          --   Form of Senior Debenture with Optional Redemption and
4(d)(2)        Sinking Fund Provisions filed as Exhibit 4(d)(2) to the
               Company's Registration Statement on Form S-3 (Commission
               File No. 33-5392) is hereby incorporated by reference.
          --   Form of Variable Rate Senior Note with Optional Redemption
4(d)(3)        and Repayment Provisions filed as Exhibit 4(d)(3) to the
               Company's Registration Statement on Form S-3 (Commission
               File No. 33-5392) is hereby incorporated by reference.
          --   Form of Extendible Senior Note with Optional Redemption and
4(d)(4)        Repayment Provisions filed as Exhibit 4(d)(4) to the
               Company's Registration Statement on Form S-3 (Commission
               File No. 33-5392) is hereby incorporated by reference.
          --   Form of Original Issue Discount Senior Note with Optional
4(d)(5)        Redemption and Repayment Provisions filed as Exhibit 4(d)(5)
               to the Company's Registration Statement on Form S-3
               (Commission File No. 33-5392) is hereby incorporated by
               reference.
          --   Form of Zero Coupon Senior Note with Optional Redemption and
4(d)(6)        Repayment Provisions filed as Exhibit 4(d)(6) to the
               Company's Registration Statement on Form S-3 (Commission
               File No. 33-5392) is hereby incorporated by reference.
          --   Form of Senior Medium-Term Note filed as Exhibit 4.1 to the
4(d)(7)        Company's Form 8-K Current Report dated November 8, 1994 is hereby incorporated by reference.
          --   Form of Senior Subordinated Note with Optional Redemption
4(e)(1)        Provisions filed as Exhibit 4(e)(1) to the Company's
               Registration Statement on Form S-3 (Commission File No.
               33-5392) is hereby incorporated by reference.
          --   Form of Senior Subordinated Debenture with Optional
4(e)(2)        Redemption and Sinking Fund Provisions filed as Exhibit
               4(e)(2) to the Company's Registration Statement on Form S-3
               (Commission File No. 33-5392) is hereby incorporated by
               reference.
          --   Form of Variable Rate Senior Subordinated Note with Optional
4(e)(3)        Redemption and Repayment Provisions filed as Exhibit 4(e)(3)
               to the Company's Registration Statement on Form S-3
               (Commission File No. 33-5392) is hereby incorporated by
               reference.
          --   Form of Extendible Senior Subordinated Note with Optional
4(e)(4)        Redemption and Repayment Provisions filed as Exhibit 4(e)(4)
               to the Company's Registration Statement on Form S-3
               (Commission File No. 33-5392) is hereby incorporated by
               reference.
          --   Form of Original Issue Discount Senior Subordinated Note
4(e)(5)        with Optional Redemption and Repayment Provisions filed as
               Exhibit 4(e)(5) to the Company's Registration Statement on
               Form S-3 (Commission File No. 33-5392) is hereby
               incorporated by reference.
          --   Form of Zero Coupon Senior Subordinated Note with Optional
4(e)(6)        Redemption and Repayment Provisions filed as Exhibit 4(e)(6)
               to the Company's Registration Statement on Form S-3
               (Commission File No. 33-5392) is hereby incorporated by
               reference.

EXHIBIT
  NO.                             DESCRIPTION OF EXHIBIT
-------                           ----------------------
          --   Form of Senior Subordinated Medium-Term Note filed as
4(e)(7)        Exhibit 4.2 to the Company's Form 8-K Current Report dated
               November 8, 1994 is hereby incorporated by reference.
 5        --   Opinion of Counsel of the Company.(1)
12        --   Computation of ratios of earnings to fixed charges for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
               filed as Exhibit 12 to the Company's Annual Report on Form
               10-K for the year ended December 31, 1999 is hereby
               incorporated by reference.
23(a)     --   Consent of Steve R. Wagner, Esq. (included in Exhibit 5).(1)
23(b)     --   Consent of Deloitte & Touche LLP.
25(a)     --   Form T-1, Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Chase Manhattan Bank
               (National Association), as Trustee filed as Exhibit 25(a) to the Company's Registration Statement on Form S-3 (Commission
               File No. 33-62635) is hereby incorporated by reference.
25(b)     --   Form T-1, Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Harris Trust and Savings
               Bank, as Trustee filed as Exhibit 25(b) to the Company's
               Registration Statement on Form S-3 (Commission File No.
               33-62635) is hereby incorporated by reference.

-------------------------
(1) Previously filed

ITEM 17.  UNDERTAKINGS.

     (A) UNDERTAKINGS PURSUANT TO ITEM 512 OF REGULATION S-K.

     The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the
                  Securities Act of 1933, unless the information required to be included in such post-effective amendment is contained in a periodic report filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that is incorporated in this registration statement by reference;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, unless the information required to be included in such post-effective amendment is contained in a periodic report filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that is incorporated in this registration statement by reference;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment and each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange

            Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (B) UNDERTAKINGS IN RESPECT OF INDEMNIFICATION.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification by the registrant against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa on the 26th day of April, 1999.


                                          NORWEST FINANCIAL, INC.

                                          By: /s/ DENNIS E. YOUNG
                                             -----------------------------------
                                              Dennis E. Young
                                              (Executive Vice President and
                                              Chief Financial Officer)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment has been signed below by the following persons, in the capacities indicated, on the 8th day of April, 1999.

                    SIGNATURES                                       TITLES
                    ----------                                       ------
                 /s/ DAVID C. WOOD                     Chairman of the Board and President
                  (David C. Wood)                      (Principal Executive Officer)

             /s/ PATRICIA J. MCFARLAND                 Senior Vice President, General
              (Patricia J. McFarland)                  Counsel
                                                       and Secretary and Director

                 Stanley S. Stroup                     Director

                /s/ DENNIS E. YOUNG                    Executive Vice President and Chief
                 (Dennis E. Young)                     Financial Officer and Director
                                                       (Principal Financial Officer)

               /s/ ERIC T. TORKELSON                   Senior Vice President and
                (Eric T. Torkelson)                    Controller
                                                       (Principal Accounting Officer)

                               INDEX TO EXHIBITS

EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
     5    Opinion of Counsel of the Company.(1)
 23(a)    Consent of Steve R. Wagner, Esq. (included in Exhibit 5).(1)
 23(b)    Consent of Deloitte & Touche LLP.

-------------------------
(1) Previously filed